                                                                    EXHIBIT 10.2
                               FIFTH AMENDMENT TO
                          SECOND AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.


     The undersigned, being the sole general partner of First Industrial, L.P. (the "Partnership"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Second Amended and Restated Limited Partnership Agreement dated June 30, 1994 (as amended by amendments thereto dated November 17, 1995, March 20, 1996, June 28, 1996 and September 13, 1996, the "Partnership Agreement"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Fifth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. Additional Limited Partners. The Person identified on Schedule 1 hereto is hereby admitted to the Partnership as an Additional Limited Partner owning the number of Units and having made the Capital Contribution set forth on such Schedule 1.

     2. Schedule of Partners. Exhibit 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by Exhibit 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. Ratification. Except as expressly modified by this Fifth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

Dated:  September 30, 1996

                                    FIRST INDUSTRIAL REALTY TRUST, INC.,
                                         as sole General Partner of the
                                    Partnership


                                    By:    /s/ Johannson L. Yap
                                        ------------------------------------
                                          Johannson L. Yap,
                                          Senior Vice President/Acquisitions

                                                                      EXHIBIT 1B

                              SCHEDULE OF PARTNERS
                              --------------------



GENERAL PARTNER                                  NUMBER OF UNITS
-----------------------------------              ---------------
First Industrial Realty Trust, Inc.                 24,137,881



LIMITED PARTNERS
----------------

Daniel R. Andrew, TR of the Daniel R.
Andrew Trust UA Dec 29 92                              137,489

Robert W. Bennett                                       36,476

BK Columbus Venture, an Illinois
general partnership                                     24,789

John E. de B Blockey, TR of the John E.
De B Blockey Trust                                       8,187

Michael W. Brennan                                       7,587

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Benjamin Dure Bullock                                  770

Henry D. Bullock & Terri D. Bullock &
Shawn Stevenson TR of the Bullock Childrens
Education Trust UA Dec 20 94
FBO Christine Laurel Bullock                               770

Edward Burger                                            9,261

Henry D. Bullock & Terri D. Bullock TR
of the Henry D. & Terri D. Bullock
Trust UA Aug 28 92                                      12,611

Michael G. Damone, TR of the Michael G.
Damone Trust UA Nov 4 69                               144,296

Robert L. Denton                                         6,286



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


LIMITED PARTNERS                                      NUMBER OF UNITS
-------------------------------                       ---------------

Henry E. Dietz Trust UA Jan 16 81                            36,476

W. Allen Doane TR of the W. Allen
Doane Trust UA May 31, 91                                     4,416

Timothy Donohue                                               2,000

Farlow Road Associates Limited Partnership                    2,751

Thelma C. Gretzinger Trust                                      450

Clay Hamlin & Lynn Hamlin JT TEN WROS                        15,159

Highland Associates Limited Partnership                      69,039

Robert W. Holman Jr.                                        150,134

Steven B. Hoyt                                              250,000

Frederick K. Ito                                              3,880

Michael W. Jenkins                                            8,831

Peter Kepic                                                   9,261

Paul T. Lambert                                              39,737

Lambert Investment Corporation                               13,606

LGR Investment Fund Ltd                                      22,556

Duane Lund                                                   13,617

Eileen Millar                                                 2,880

Linda Miller                                                  2,000

Peter Murphy                                                 56,184

Anthony Muscatello                                           81,654

North Star Associates Limited Partnership                    19,333



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


LIMITED PARTNERS                                       NUMBER OF UNITS
----------------                                       ---------------

Arden O'Connor                                             63,845

Peter O'Connor                                            118,281

Shidler Equities LP                                       254,541

Eduardo Paneque                                             2,000

Partridge Road Associates Limited Partnership               2,751

James C. Reynolds                                          38,697

Shadeland Associates Limited Partnership                   42,976

Shadeland Corporation                                       4,442

Jay H. Shidler                                             65,118

Jay H. Shidler & Wallette A. Shidler
TEN ENT                                                     1,223

Michael B. Slade                                            2,829

Kevin Smith                                                13,571

Robert Stein                                               56,778

S. Larry Stein                                             56,778

Jonathan Stott                                            182,126

Michael T. Tomasz                                          23,868

Mark S. Whiting                                            25,206

Holman/Shidler Investment Corporation                      22,079



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